================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      November 17, 2005 (November 15, 2005)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                      001-32202             88-0408274
-------------------------------      ----------------    --------------------
(State or Other Jurisdiction of      (Commission File      (IRS Employer
        Incorporation)                   Number)          Identification No.)

     6370 Nancy Ridge Drive, Suite 112                        92121
           San Diego, California                            --------
 ----------------------------------------
 (Address of Principal Executive Offices)                   Zip Code

                                 (858) 657-0287
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ [ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On November 15, 2005, we entered into an agreement with Mr. Donald Gallego to settle previously disclosed litigation in which Mr. Gallego alleged breach of contract, fraud, racketeering, conversion and other related causes of action against us arising from an alleged agreement to pay Mr. Gallego a commission in connection with, among other matters, fundraising activities between 2000 and 2002. The terms of the settlement were placed on the court record before United States Magistrate Judge William McCurine, Jr. of the United States District Court, Southern District of California. The parties agreed in the settlement to complete and execute a written settlement agreement consistent with the terms described below. Any disputes that may arise in connection with the final settlement documents or enforcement of the settlement will be resolved by Judge McCurine. Any orders issued by Judge McCurine in this regard will be final and binding on the parties.

            In the settlement, we agreed to pay $50,000 cash and to issue 170,000 shares of our common stock to Mr. Gallego. In addition, we agreed to file with the Securities and Exchange Commission a registration statement for the resale of these shares and an additional 150,000 shares owned by Mr. Gallego. If the registration statement is not filed within thirty days of the execution of a written settlement agreement, Mr. Gallego will be entitled to liquidated damages equal to an additional 4,000 shares for the first month following this thirty day period, and 8,000 shares per month for each month thereafter, prorated on a daily basis.

            The issuance of the common stock will be exempt from registration under the Securities Act by reason of Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, and the certificates for such shares will contain an appropriate restrictive legend.

            Mr. Gallego agreed to dismiss the lawsuit with prejudice. The parties also agreed to a mutual release of claims.

ITEM 3.02         UNREGISTERED SALE OF EQUITY SECURITIES.

            On November 15, 2005, we agreed to issue 170,000 shares of our common stock to Mr. Gallego as part of our settlement of litigation with him. For further details, please see Item 1.01 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 17, 2005                     MICROISLET, INC.


                                               By:  /s/ William G. Kachioff
                                                    ---------------------------
                                                    William G. Kachioff
                                                    Vice President, Finance and
                                                    Chief Financial Officer

                                      -2-